                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, Jr., and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31,1998 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11 day of August, 1998.


                                                  /s/ Norman Doerr
                                                 -------------------------------
                                                 Norman Doerr

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, Jr., and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1998 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13 day of August, 1998.


                                                  /s/ Jean-Pierre M. Ergas
                                                 -------------------------------
                                                 Jean-Pierre M. Ergas

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, Jr., and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1998 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1998.


                                                  /s/ Donald R. Gant
                                                 -------------------------------
                                                 Donald R. Gant

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, Jr., and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1998 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11 day of August, 1998.


                                                  /s/Clarence E. Johnson
                                                 -------------------------------
                                                 Clarence E. Johnson

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, Jr., and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1998 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of August, 1998.


                                                  /s/ James E. Martin
                                                 -------------------------------
                                                 James E. Martin

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, as a director and/or an officer of ABC Rail Products Corporation (the "Company"), does hereby constitute and appoint Donald W. Grinter and Robert W. Willmschen, Jr., and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1998 and any and all amendments thereto, and to file the same, with exhibits and schedules thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of August, 1998.



                                                  /s/ George W. Peck IV
                                                 -------------------------------
                                                 George W. Peck IV